Exhibit 6.165.2

Seller's Counter to the Real Estate Contract

COLLIER & ASSOCIATES

REALTOR® EQUAL HOUSING OPPORTUNITY

FORM SERIAL NUMBER: [redacted] ____________

The Real Estate Contract (Form Serial Number ____________ [redacted] ____________),
dated (month) ______ *June* ______ (day) ___ *8* ___, (year) ___ *2022* ___, between Buyer, ____________
____________ [redacted] ____________, and Seller, ____________
[redacted] ____________, covering the real property
known as ____________ [redacted] ____________

[redacted] resent form; therefore, the following counter offer is hereby submitted:
[redacted] ____

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OTHER TERMS: All other terms as provided in the initial Real Estate Contract are incorporated herein by reference and shall remain exactly as set forth therein, solely except those amended above.

RIGHT TO ACCEPT OTHER OFFERS: Seller reserves the right to accept any other offer prior to actual receipt by Listing Firm of an executed and accepted copy of this Seller's Counter to the Real Estate Contract.

COUNTERPARTS: This Seller's Counter Offer to the Real Estate Contract may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

Seller's Counter to the Real Estate Contract

EXPIRATION OF COUNTER: This Seller's Counter Offer to the Real Estate Contract expires if not accepted on or before (month) *June* (day) *9*, (year) *2022*, at *8:00* ☐ (a.m.) ☒ (p.m.)

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

THIS FORM IS PRODUCED AND COPYRIGHTED BY THE ARKANSAS REALTORS® ASSOCIATION. THE SERIAL NUMBER BELOW IS A UNQUE NUMBER NOT USED ON ANY OTHER FORM. THE SERIAL NUMBER BELOW SHOULD BE AN ORIGINAL PRINTING, NOT MACHINE COPIED, OTHERWISE THE FORM MAY HAVE BEEN ALTERED. DO NOT SIGN THIS FORM IF IT WAS PREPARED AFTER DECEMBER 31, 2022.

FORM SERIAL NUMBER: *033098-700165-4777288*

REAL ESTATE LICENSEES ARE REGULATED BY THE ARKANSAS REAL ESTATE COMMISSION. IF A LICENSEE HAS NOT PROPERLY REPRESENTED YOU, YOU MAY FILE A COMPLAINT AT AREC.ARKANSAS.GOV

The above Seller's Counter to the Real Estate Contract is executed on
(month) 06/09/2022 10:00 AM CDT **(day)** ____, **(year)** ____, **at** ____ ☐ ***(a.m.)*** ☐ ***(p.m.)***

[redacted]

Listing Firm

Signature: [redacted]   Signature: [redacted]

Printed Name: [redacted]   Printed Name: [redacted]

Principal or Executiv[redacted]) **Seller**

(Broke[redacted]

Signature: [redacted]   Signature: [redacted]

Printed Name: [redacted]   Printed Name: [redacted]

Listing Agent (AREC License # [redacted]) **Seller**

(Agent email: [redacted])

(Agent cell number: [redacted])

The above Seller's Counter to the Real Estate Contract is executed on
(month) ____ **(day)** ____, **(year)** ____, **at** ____ ☐ ***(a.m.)*** ☐ ***(p.m.)***

Selling Firm

Signature: ____   Signature: ____

Printed Name: ____   Printed Name: ____
Principal or Executive Broker   **Buyer**

Signature: ____   Signature: ____

Printed Name: ____   Printed Name: ____
Selling Agent   **Buyer**

THIS COUNTER WAS REJECTED BY BUYER ON
(month) ____ (day) ____, (year) ____, at ____ ☐ (a.m.) ☐ (p.m.)

Buyer's Initials   **Buyer's Initials**

Serial
Prep
[redacted]